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Exhibit 99.1

             STATEMENT PURSUANT TO 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Genaissance Pharmaceuticals, Inc.

                                         /S/ KEVIN RAKIN
                                         ---------------------------------------
Dated: August 14, 2002                   Kevin Rakin
                                         President and Chief Executive Officer


                                          /S/ JOSEPH KEYES
                                         ---------------------------------------
Dated: August 14, 2002                   Joseph Keyes
                                         Vice President and Chief Financial
                                         Officer